UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 16, 2012

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard

South San Francisco, California 94080

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On February 16, 2012, Theravance, Inc. (the “Company”) will present at an investor conference the positive topline results from a Phase 2b efficacy and safety study of GSK961081 (‘081) administered once daily or twice daily for 28 days to 436 patients with moderate to severe chronic obstructive pulmonary disease (COPD). ‘081, previously known as TD-5959, is an investigational inhaled compound that is a single molecule functioning as both a muscarinic antagonist and a beta2 receptor agonist (MABA). ‘081 was discovered by Theravance and is currently being developed by GlaxoSmithKline (GSK) under license from Theravance. Progression into Phase 3 development is dependent upon successful completion of ongoing Phase 3-enabling studies. Members of the Company’s management will discuss the results and present a slide presentation at the Leerink Swann Healthcare Conference, New York, at 9:30 a.m. Eastern Standard Time.

A copy of the slide presentation is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Exhibit	Description

Exhibit 99.1	Slide Presentation at Leerink Swann Healthcare Conference Dated February 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: February 16, 2012	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Slide Presentation at Leerink Swann Healthcare Conference Dated February 16, 2012